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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 8, 2004

                           DIRECT GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)



           Tennessee                   000-50360                62-1564496
(State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                  Identification Number)



         1281 Murfreesboro Road
          Nashville, Tennessee                                         37217
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:  (615) 399-4700



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.        Financial Statements and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits.

               The following exhibit is filed herewith and made a part hereof:

               Exhibit No.               Description

               99       --       Press Release dated June 8, 2004

Item 9.        Regulation FD Disclosure.

         On June 8, 2004, Direct General Corporation (the "Company") issued a press release announcing that Jacqueline C. Adair, Executive Vice President and Chief Operating Officer of the Company, Tammy R. Adair, Executive Vice President of the Company and the William C. Adair, Jr. Trust (Tammy Adair as Trustee), have adopted a personal trading plan in accordance with the Securities and Exchange Commission's Rule 10b5-1 and in compliance with the Company's policies with respect to insider sales of the Company's common stock. A copy of the Company's press release is attached to this Current Report on Form 8-K as
Exhibit 99.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 8, 2004


                                         DIRECT GENERAL CORPORATION


                                         By:  /s/ Ronald F. Wilson
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                                              Ronald F. Wilson
                                              Corporate Secretary